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                                                                    Exhibit 25.2

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                           Designed to act as Trustee

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                FORMERLY KNOWN AS
                        FIRST TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)


             United States                                41-0257700
       (State of Incorporation)                        (I.R.S. Employer
                                                      Identification No.)

       U.S. Bank Trust Center
       180 East Fifth Street
       St. Paul, Minnesota                                   55101
(Address of Principal Executive Offices)                  (Zip Code)

                               CUMULUS MEDIA INC.
             (Exact name of Registrant as specified in its charter)

          Illinois                                         36-4159663
(State of Incorporation)                                (I.R.S. Employer
                                                       Identification No.)

   330 East Kilbourn Avenue
   Milwaukee, WI                                             53202
(Address of Principal Executive Offices)                   (Zip Code)


                   % SUBORDINATED EXCHANGE DEBENTURES DUE 2009
                       (Title of the Indenture Securities)


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                                    GENERAL

1.  GENERAL INFORMATION Furnish the following information as to the Trustee.

    (a) Name and address of each examining or supervising authority to which it is subject.
          Comptroller of the Currency
          Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

          Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

          None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the trustee's knowledge the obligor is not in default under any Indenture for which the trustee acts as Trustee.

16. LIST OR EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

    1.  Copy of Articles of Association.*

    2.  Copy of Certificate of Authority to Commence Business.*

    3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2: no separate instrument).*

    4.  Copy of existing By-Laws.*

    5.  Copy of each Indenture referred to in Item 4. N/A.

    6.  The consents of the Trustee required by Section 321(b) of the act.

    7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-42147.

    * Incorporated by reference to Registration Number 22-27000.


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                                      NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefore.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association f/k/a First Trust National Association, as Association organized and existing under the laws of the United State, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 15th day of May, 1998.

                                     U.S. BANK TRUST NATIONAL ASSOCIATION
                                     f/k/a FIRST TRUST NATIONAL ASSOCIATION


                                        /s/ Richard H. Prokosch
                                     ---------------------------------
                                     Richard H. Prokosch
                                     Assistant Vice President

 /s/ Kathe M. Barrett
-----------------------------
Kathe M. Barrett
Assistant Secretary


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                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION f/k/a FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:   May 15, 1998



                                   U.S. BANK TRUST NATIONAL ASSOCIATION
                                   f/k/a FIRST TRUST NATIONAL ASSOCIATION

                                     /s/ Richard H. Prokosch
                                   ----------------------------------
                                   Richard H. Prokosch
                                   Assistant Vice President


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                                      NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefore.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association f/k/a First Trust National Association, as Association organized and existing under the laws of the United State, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 15th day of May, 1998.


                                     U.S. BANK TRUST NATIONAL ASSOCIATION
                                     f/k/a FIRST TRUST NATIONAL ASSOCIATION



                                         /s/ Richard H. Prokosch
                                     ----------------------------------
                                     Richard H. Prokosch
                                     Assistant Vice President

/s/ Kathe M. Barrett
-----------------------------
Kathe M. Barrett
Assistant Secretary


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                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION f/k/a FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   May 15, 1998

                                U.S. BANK TRUST NATIONAL ASSOCIATION
                                f/k/a FIRST TRUST NATIONAL ASSOCIATION



                                /s/ Richard H. Prokosch
                                -------------------------------
                                Richard H. Prokosch
                                Assistant Vice President